   CLASS A COMMON
       NUMBER                   [TELIGENT LOGO]                 SHARES

   --------------                                            -------------

                                             SEE REVERSE FOR CERTAIN DEFINITIONS


                                TELIGENT, INC.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that        Cuisp 87959Y 10 3





is the record holder of




       FULLY PAID AND NONASSESSABLE SHARES OF THE CLASS A COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

Teligent, Inc. (hereinafter called the Corporation) transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     Witness, the facsimile seal of the Corporation and by facsimile the signatures of its duly authorized officers.

Dated:                       [Teligent, Inc.
                                Corporate
/s/ Abraham L. Morris           Seal 1997]         /s/ Alex J. Mandl
----------------------------                       ----------------------------
Senior Vice President,                             Chairman and Chief
  Treasurer and Chief                                Executive Officer
  Financial Officer
                                                   Countersigned and Registered:
                                     FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                                                                 (Charlotte, NC)
                                                   Transfer Agent and Registrar.


By                                                 Authorized Signature

                                TELIGENT, INC.

     The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM -- as tenants in common         UNIF GIFT MIN ACT--______Custodian_____
TEN ENT -- as tenants by the entireties                    (Cust)        (Minor)
JT TEN  -- as joint tenants with right       under uniform Gifts to Minors
           of survivorship and not as                    Act___________
           tenants in common                                  (State)

    Additional abbreviations may also be used though not in the above list.

     For Value received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

______/____/________     _______________________________________________________

________________________________________________________________________________

________________________________________________________________________________
        (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint.

____________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.



Date ________________________________

AFFIX MEDALLION SIGNATURE                 ______________________________________
GUARANTEE IMPRINT BELOW
                                          ______________________________________
                                          ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT,
                                          OR ANY CHANGE WHATEVER.

                                          THE SIGNATURE(S) MUST BE GUARANTEED BY
                                          AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                          AS A SECURITIES BROKER/DEALER, COM-
                                          MERCIAL BANK, TRUST COMPANY, SAVINGS
                                          ASSOCIATION OR A CREDIT UNION
                                          PARTICIPATING IN A MEDALLION PROGRAM
                                          APPROVED BY THE SECURITIES TRANSFER
                                          ASSOCIATION, INC.



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.